Exhibit 99.1

Filed by Valley National Bancorp
Pursuant to Rule 425 under the Securities Act of 1933
And deemed filed pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

Subject company: Oritani Financial Corp.
Commission File No. 001-11277

Set forth below is a joint press release issued by Valley National Bancorp and Oritani Financial Corp. on August 23, 2019.

FOR IMMEDIATE RELEASE	Contact:	Valley National Bancorp Michael Hagedorn Senior Executive Vice President and Chief Financial Officer 973-872-4885

VALLEY NATIONAL BANCORP RECEIVES APPROVAL

FOR THE ACQUISITION OF ORITANI FINANCIAL CORP. FROM THE OFFICE OF THE COMPTROLLER OF THE CURRENCY

New York, N.Y. – Friday, August 23, 2019 - Valley National Bancorp (NASDAQ:VLY) (“Valley”) announced today it received regulatory approval from The Office of the Comptroller of the Currency (“OCC”) to complete the previously announced merger of Oritani Financial Corp. (“Oritani “) (NASDAQ: ORIT) with and into Valley.

The companies entered into a merger agreement in which the common shareholders of Oritani will receive 1.60 shares of Valley common stock for each Oritani share they own. The transaction was valued at an estimated $740 million, based on Valley's closing stock price on June 25, 2019.

The acquisition represents a significant addition to Valley's New Jersey franchise, and will meaningfully enhance its presence in the densely populated and affluent Bergen County market. The acquisition will also bolster capital, providing greater balance sheet optionality and the acceleration of previously disclosed strategic initiatives.

The combined company at close is expected to have approximately $38 billion in assets, $30 billion in loans, $29 billion in deposits, and 245 branches across New Jersey, New York, Florida, and Alabama.

The merger is subject to regulatory action by the Board of Governors of the Federal Reserve System among other conditions, including approval by the shareholders of both Valley and Oritani.

About Valley
As the principal subsidiary of Valley National Bancorp, Valley National Bank is a regional bank with approximately $33.0 billion in assets. Valley is committed to giving people and businesses the power to succeed. Valley operates over 200 branches across New Jersey, New York, Florida and Alabama, and is committed to providing the most convenient service, the latest innovations and an experienced and knowledgeable team dedicated to meeting customer needs. Helping communities grow and prosper is the heart of Valley's corporate citizenship philosophy. To learn more about Valley, go to www.valley.com or call our Customer Service Center at 800-522-4100. About Oritani
Oritani Financial Corp. is the holding company for Oritani Bank, a New Jersey state chartered bank offering a full range of retail and commercial loan and deposit products. Oritani Bank is dedicated to providing exceptional personal service to its individual and business customers. Oritani currently operates its main office and 25 full-service branches in the New Jersey Counties of Bergen, Hudson, Essex and Passaic. For additional information about Oritani Bank, please visit www.oritani.com.

Additional Information and Where to Find It

In connection with the proposed Merger, Valley intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-4 containing a joint proxy statement of Valley and Oritani that also constitutes a prospectus of Valley. Investors and security holders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the registration statement (when available), including the joint proxy statement/prospectus, and other documents filed by Valley and Oritani with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Valley’s web site at http://www.valleynationalbank.com/filings.html or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800. Oritani’s documents may be accessed and downloaded for free at Oritani’s website at www.oritani.com oritani.com or by directing a request to Kevin Lynch, Chairman, President and Chief Executive Officer, Oritani Financial Corp., at 370 Pascack Road, Township of Washington, New Jersey 07676, telephone (201) 664-5400.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Valley or Oritani. However, Valley, Oritani, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from security holders of Valley or Oritani in respect of the proposed transaction. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the Commission on March 8, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, each of which can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of Oritani may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the Commission on October 11, 2018 and its Annual Report on Form 10-K for the year ended June 30, 2018, each of which can be obtained free of charge from Oritani’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the Merger; the inability to realize expected cost savings and synergies from the Merger in amounts or in the timeframe anticipated; changes in the estimates of non-recurring charges; the diversion of management’s time on issues relating to the Merger; costs or difficulties relating to Oritani integration matters might be greater than expected; changes in the stock price of Valley from the date of the Merger announcement to the closing date; material adverse changes in Valley’s or Oritani’s operations or earnings; the inability to retain customers and qualified employees of Oritani; developments in the DC Solar bankruptcy and federal investigations that could require the recognition of additional tax provision charges related to uncertain tax liability positions; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2018. Valley assumes no obligation for updating any such forward-looking statement at any time.